EXHIBIT 99

John Wm. Butler, Jr.
John K. Lyons
SKADDEN, ARPS, SLATE, MEAGHER
& FLOM (ILLINOIS)
333 West Wacker Drive, Suite 2100
Chicago, Illinois 60606-1285
(312) 407-0700

Lawrence E. Rifken (VSB No. 29037)
McGUIREWOODS LLP
1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
(703) 712-5000

Attorneys for Debtors and Debtors-in-Possession

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF VIRGINIA
                              ALEXANDRIA DIVISION

In re:                              )
                                    )        Case No. 02-83984
                                    )        Jointly Administered
US AIRWAYS GROUP, INC., et al.,     )        Chapter 11
                                    )        Hon. Stephen S. Mitchell
                  Debtors.          )

            AMENDED AND FINAL ORDER ESTABLISHING NOTICE AND HEARING PROCEDURES FOR TRADING IN CLAIMS AND EQUITY SECURITIES
            ------------------------------------------------------

NOTE: THE PROPOSED FORM OF ORDER SUBMITTED BY THE PROPONENT HAS BEEN MODIFIED BY THE COURT.

         Upon the motion dated August 11, 2002 (the "Motion"),(1) of US Airways Group, Inc. ("Group"), and seven of its subsidiaries and affiliates (the "Affiliate Debtors"),(2) debtors and debtors-in-possession in the above-captioned cases (collectively, the "Debtors") for entry of an order pursuant to U.S.C. ss.ss. 105, 362 and 541 and Bankruptcy Rule 3001 establishing notice and hearing procedures for trading in claims against, and equity securities in, the Debtors; the Court having reviewed the Motion and having heard the statements of counsel at a hearing held on August 11 and September 26, 2002, including the proffer of testimony of the Debtors' witness; all parties in interest having been heard or having had the opportunity to be heard; it appearing that good and sufficient notice of the Motion having been given and that no other or further notice of the Motion or of the entry of this Order need be provided; and good and sufficient cause appearing therefor:

_______________________

(1) Unless otherwise defined herein, all capitalized terms shall have the meaning ascribed to them in the Motion.

(2) The Debtors are the following entities: US Airways Group, Inc., US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc., MidAtlantic Airways, Inc., US Airways Leasing and Sales, Inc., and Material Services Company, Inc.




         IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

         1. The Motion is GRANTED to the extent set forth in this order.

         2. Any purchase, sale or other transfer of claims against or equity securities in the Debtors in violation of the procedures set forth herein (including the notice requirements set forth in Paragraphs 3(a) and 4(a) below) shall be null and void and shall confer no rights on the transferee unless this case is hereafter dismissed or converted to a case under chapter 7 of the Bankruptcy Code.

         3. The following procedure shall apply to trading in equity securities of Group:

         (a) Any person or entity who currently is or becomes a Substantial Equityholder (as defined in paragraph (e) below) shall file with the Court, and serve upon the Debtors and counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 1A, on or before the later of
(A) forty (40) days after the effective date of notice of this Order or (B) ten (10) days after becoming a Substantial Equityholder.

         (b) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) which would result in an increase in the amount of common stock of Group beneficially owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1B(3), of the intended transfer of equity securities.

         (c) Prior to effectuating any transfer of equity securities (including options to acquire stock) which would result in a decrease in the amount of common stock of Group beneficially owned by a Substantial Equityholder or would result in a person or entity ceasing to be a Substantial Equityholder, such Substantial Equityholder shall file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1C(4), of the intended transfer of equity securities.

_____________

(3) A notice in the form of Exhibit 1B or Exhibit 2B (as described below) is hereinafter referred to as a "Notice of Intent to Purchase, Acquire or Otherwise Accumulate."

(4) A notice in the form of Exhibit 1C or Exhibit 2C (as described below) is hereinafter referred to as a "Notice of Intent to Sell, Trade or Otherwise Transfer" (and, together with a Notice of Intent to Purchase, Acquire or Accumulate, are collectively referred to as a "Notice of Proposed Transfer").



         (d) The Debtors shall have ten (10) business days after receipt of a Notice of Proposed Transfer to file with the Court and serve on such Substantial Equityholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their NOLs. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such ten (10) day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional ten (10) day waiting period.

         (e) For purposes of this Order: (A) a "Substantial Equityholder" is any person or entity that beneficially owns at least 3,000,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of Group; (B) "beneficial ownership" of equity securities shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code ("IRC") and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

         4. The following procedure shall apply to trading in claims against the Debtors:

         (a) Any person or entity who currently is or becomes a Substantial Claimholder (as defined in paragraph (e) below) shall file with the Court, and serve upon the Debtors and counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 2A, on or before the later of (A) forty
(40) days after the effective date of notice of this Order or (B) ten (10) days after becoming a Substantial Claimholder.

         (b) Prior to effectuating any transfer of claims which would result in an increase in the amount of aggregate principal claims beneficially owned by a Substantial Claimholder or would result in a person or entity becoming a Substantial Claimholder, such Substantial Claimholder shall file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 2B, of the intended transfer of claims, regardless of whether such transfer would be subject to the filing, notice and hearing requirements of Bankruptcy Rule 3001; provided, however, that any Substantial Claimholder shall not be required to notify the Court, or serve on Debtors or counsel to Debtors advance written notice in accordance with this subsection, with respect to (i) any increase of aggregate claims occasioned by the purchase by such Substantial Claimholder of a debt instrument issued by an obligor (other than any of the Debtors) in a leveraged lease transaction involving the lease of aircraft to the Debtors ("leveraged lease structure"), provided that the acquiror of such debt instrument is the sole equity participant in such leveraged lease structure and (ii) any transfer by the sole equity participant of such a debt instrument or of an equity participation interest in a leveraged lease structure to a person related to the sole equity participant within the meaning of Treasury Regulation ss. 1.382-9(d)(5)(ii)(A), provided such related person acquisition is not for a principal purpose of benefitting from the losses of the Debtors within the meaning of Treasury Regulation ss. 1.382-9(d)(5)(iii).

         (c) Prior to effectuating any transfer of claims which would result in a decrease in the amount of aggregate principal claims beneficially owned by a Substantial Claimholder or would result in a person or entity ceasing to be a Substantial Claimholder, such Substantial Claimholder shall file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 2C, of the intended transfer of claims, regardless of whether such transfer would be subject to the filing, notice and hearing requirements of Bankruptcy Rule 3001; provided, however, that any Substantial Claimholder shall not be required to notify the Court, or serve on Debtors or counsel to Debtors advance written notice in accordance with this subsection, with respect to (i) any decrease of aggregate claims occasioned by the sale of any debt instrument issued by an obligor (other than any of the Debtors) in a leveraged lease structure, provided that the acquiror of such debt instrument is the sole equity participant in such leveraged lease structure and (ii) any transfer by the sole equity participant of such a debt instrument or of an equity participation interest in a leveraged lease structure to a person related to the sole equity participant within the meaning of Treasury Regulation ss. 1.382-9(d)(5)(ii)(A), provided such related person acquisition is not for a principal purpose of benefitting from the losses of the Debtors within the meaning of Treasury Regulation ss. 1.382-9(d)(5)(iii).

         (d) The Debtors shall have ten (10) business days after receipt of such Notice of Proposed Transfer to file with the Court and serve on such Substantial Claimholder an objection to any proposed transfer of claims described in a Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their NOLs. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such ten (10) day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, with an additional ten (10) day waiting period.

         (e) For purposes of this Order: (A) a "Substantial Claimholder" is any individual or entity that beneficially owns (i) an aggregate principal amount of claims against the Debtors equal to or exceeding $100,000,000, or
(ii) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $100,000,000 or more, in the aggregate, are or will become due; provided that, solely for purposes of this Order, (x) all debt instruments issued in a non-leveraged lease structure and all equipment trust certificates ("ETCs") and/or enhanced equipment trust certificates ("EETCs") in a non-leveraged lease structure shall be treated as claims against the Debtors; (y) all debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure and all ETCs and/or EETCs in a leveraged lease structure shall be treated as claims against the Debtors if and when (1) the underlying lease has been rejected or there are otherwise overdue lease payments for which there is a claim thereto and (2) the holder, or the indenture trustee acting on behalf of such holder, as the case may be, of such debt instruments, ETCs and/or EETCs has acquired, pursuant to a foreclosure, a voluntary or involuntary transfer, or any other acquisition, such claim from the equity participant or the lessor (provided, however, that the initial grant, or subsequent transfer, of a security interest in such claim shall not be treated as a foreclosure, voluntary or involuntary transfer, or any other acquisition for purposes of the preceding clause
(y)(2)); and (z) any debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure not described in clause (y) immediately above and any ETCs and/or EETCs in a leveraged lease structure not described in clause (y) immediately above shall not be treated as claims against the Debtors; (B) "beneficial ownership" of claims shall be determined in accordance with applicable rules under section 382 of the IRC and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims which such holder has an option to acquire; and (C) an "option" to acquire claims includes any contingent purchase, put, contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

         (f) If a holder of ETCs and/or EETCs is uncertain as to whether they are a holder of ETCs and/or EETCs in a non-leveraged lease structure or a leveraged lease structure, such holder may notify the Debtors of their uncertainty along with a description of such holder's ETCs and/or EETCs to which they are uncertain, and within two (2) business days of receipt of such notice the Debtors will inform such holder as to whether the ETCs and/or EETCs are in a non-leveraged lease structure or a leveraged lease structure.

         5. The Debtors shall serve a notice of the entry of this Order setting forth the procedures authorized herein substantially in the form annexed hereto as Exhibit 3 (the "Notice") on (a) all parties listed on the Master Service List; and (b) all parties required to receive notice pursuant to Federal Rule of Bankruptcy Procedure 2002. The Debtors shall file a notice of entry of this Order in a Form 8-K with the SEC. Pursuant to the Motion, the Debtors shall also file with the Court a notice of recalculated amount of claims threshold to reflect the increase from $50,000,000 to $100,000,000. No further notice of entry of this Order need be served by the Debtors.

         6. Any indenture trustee(s) or transfer agent(s) for any class of common stock of Group or any bonds or debentures of the Debtors having notice hereof shall provide to all holders of such instruments registered with such indenture trustee or transfer agent, on at least a quarterly basis (on each February 15th, May 15th, August 15th, and November 15th, commencing with November 15, 2002), the Notice. Any such registered holder shall, in turn, provide such Notice to any holder for whose account such registered holder holds such instrument, and so on down the chain of ownership.

         7. Any person or entity or broker or agent acting on their behalf which sells claims against the Debtors in the aggregate principal amount of at least $20 million to another person or entity shall provide a copy of this Order to such purchaser of such Claims or to any broker or agent acting on such purchaser's behalf. Any person or entity or broker or agent acting on such person or entity's behalf who sells an aggregate amount of at least 600,000 shares common stock of Group (or an option with respect thereto) to another person or entity shall provide a copy of this Order to such purchaser of such stock or to any broker or agent acting on such purchaser's behalf.

         8. The requirements set forth in this Order are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.

         9. Any of the Debtors may waive in writing any and all restrictions, stays and notification procedures contained in this Order.

         10. All objections to the Motion have been resolved and withdrawn.

Dated: Alexandria, Virginia
       October 2, 2002

                                        /s/ Stephen S. Mitchell
                                        ------------------------------------
                                           UNITED STATES BANKRUPTCY JUDGE

WE ASK FOR THIS:

John Wm. Butler, Jr.
John K. Lyons
SKADDEN, ARPS, SLATE, MEAGHER
  & FLOM (ILLINOIS)
333 W. Wacker Drive, Suite 2100
Chicago, Illinois 60606-1285
(312) 407-0700

              - and -

By: /s/  Lawrence E. Rifken
    ---------------------------
Lawrence E. Rifken (VSB No. 29037)
McGUIREWOODS LLP 1750 Tysons Boulevard, Suite 1800
McLean, Virginia 22102-4215
(703) 712-5000

Attorneys for Debtors and Debtors-in-Possession

                                  Exhibit 1A
                                  ----------

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF VIRGINIA
                              ALEXANDRIA DIVISION

In re:                             )
                                   )        Case No. 02-83984-SSM
                                   )        Jointly Administered
US AIRWAYS GROUP, INC., et al.,    )        Chapter 11
                                   )        Hon. Stephen S. Mitchell
                  Debtors.         )



               NOTICE OF STATUS AS A SUBSTANTIAL EQUITYHOLDER(1)
               ----------------------------------------------

         PLEASE TAKE NOTICE that [Name of Equityholder] is/has become a Substantial Equityholder with respect to the common stock (the "Common Stock") of U.S. Airways Group, Inc. ("Group"), a debtor and debtor-in-possession in Case No. 02-83984-SSM pending in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division.


_____________

(1) For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity that beneficially owns at least 3,000,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of Group; (B) "beneficial ownership" of equity securities shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

         PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Equityholder] beneficially owns _______________ shares of the Common Stock of Group. The following table sets forth the date(s) on which [Name of Equityholder] acquired or otherwise became the beneficial owner of such Common Stock:

          -----------------------------------------------------
         |  Number of Shares          |    Date Acquired       |
         |----------------------------|------------------------|
         |                            |                        |
         |----------------------------|------------------------|
         |                            |                        |
         |----------------------------|------------------------|
         |                            |                        |
         |----------------------------|------------------------|
         |                            |                        |
          -----------------------------------------------------
         (Attach additional page if necessary)


         PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [Name of Equityholder] is ________________.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Equityholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

         PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the United States Bankruptcy Court for the Eastern District of Virginia, 200 S. Washington St., Alexandria, VA 22314, and (B) served upon (i) the Debtors, US Airways Group, Inc., Crystal Park Four, 2345 Crystal Drive, Arlington, Virginia 22227, Attn. Howard Wu,
(ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Debtors, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Attn. John K. Lyons and Chris L. Dickerson, and (iii) McGuireWoods LLP, 1750 Tysons Boulevard, Suite 1800, McLean, Virginia 22102-4215, Attn. Lawrence E. Rifken.

                                              Respectfully submitted,

                                              ________________________________
                                              (Name of Equityholder)

                                          By: ________________________________
                                              Name: __________________________
                                              Title: _________________________

                                     Address: ________________________________
                                              ________________________________
                                              ________________________________
                                  Telephone:  ________________________________
                                   Facsimile: ________________________________


Date: _______________

                                  Exhibit 2A
                                  ----------

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF VIRGINIA
                              ALEXANDRIA DIVISION

In re:                              )
                                    )        Case No. 02-83984-SSM
                                    )        Jointly Administered
US AIRWAYS GROUP, INC., et al.,     )        Chapter 11
                                    )        Hon. Stephen S. Mitchell
                  Debtors.          )


                NOTICE OF STATUS AS A SUBSTANTIAL CLAIMHOLDER(1)
                ---------------------------------------------

________________

(1) For purposes of this Notice: (A) a "Substantial Claimholder" is any individual or entity that beneficially owns (i) an aggregate principal amount of claims against the Debtors equal to or exceeding $100,000,000, or (ii) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $100,000,000 or more, in the aggregate, are or will become due; provided that, solely for purposes of the Order, (x) all debt instruments issued in a non-leveraged lease structure and all equipment trust certificates ("ETCs") and/or enhanced equipment trust certificates ("EETCs") in a non-leveraged lease structure shall be treated as claims against the Debtors; (y) all debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure and all ETCs and/or EETCs in a leveraged lease structure shall be treated as claims against the Debtors if and when
         (1) the underlying lease has been rejected or there are otherwise overdue lease payments for which there is a claim thereto and (2) the holder, or the indenture trustee acting on behalf of such holder, as the case may be, of such debt instruments, ETCs and/or EETCs has acquired, pursuant to a foreclosure, a voluntary or involuntary transfer, or any other acquisition, such claim from the equity participant or the lessor (provided, however, that the initial grant, or subsequent transfer, of a security interest in such claim shall not be treated as a foreclosure, voluntary or involuntary transfer, or any other acquisition for purposes of the preceding clause
         (y)(2)); and (z) any debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure not described in clause (y) immediately above and any ETCs and/or EETCs in a leveraged lease structure not described in clause (y) immediately above shall not be treated as claims against the Debtors; (B) "beneficial ownership" of claims shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims which such holder has an option to acquire; and
         (C) an "option" to acquire claims includes any contingent purchase, put, contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

                  PLEASE TAKE NOTICE that [Name of Claimholder] is/has become a Substantial Claimholder with respect to claims against U.S. Airways Group, Inc. ("Group") or any of the seven subsidiaries(2), and affiliates of Group ("Affiliate Debtors"), debtors and debtors-in-possession in Case No. 02-83984-SSM, pending in the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division.

                  PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Claimholder] beneficially owns claims in the aggregate principal amount of $_______________ against the Debtors. The following table sets forth the name of the Debtor issuer, a summary of the terms, and the date on which [Name of Claimholder] acquired or otherwise became the beneficial owner of each such
Claim:

          -----------------------------------------------------------------
         |  Debtor Issuer     |   Terms        |       Date Acquired       |
         |--------------------|----------------|---------------------------|
         |                    |                |                           |
         |--------------------|----------------|---------------------------|
         |                    |                |                           |
         |--------------------|----------------|---------------------------|
         |                    |                |                           |
         |--------------------|----------------|---------------------------|
         |                    |                |                           |
          -----------------------------------------------------------------
         (Attach additional page if necessary)


         PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [Name of Claimholder] is ________________.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Claimholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.




_______________

(2) The seven subsidiaries are: US Airways, Inc., Allegheny Airlines, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc., MidAtlantic Airways, Inc., US Airways Leasing and Sales, Inc., and Material Services, Inc.

         PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the United States Bankruptcy Court for the Eastern District of Virginia, 200 S. Washington St., Alexandria, VA 22314, and (B) served upon (i) the Debtors, US Airways Group, Inc., Crystal Park Four, 2345 Crystal Drive, Arlington, Virginia 22227, Attn. Howard Wu,
(ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Debtors, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Attn. John K. Lyons and Chris L. Dickerson, and (iii) McGuireWoods LLP, 1750 Tysons Boulevard, Suite 1800, McLean, Virginia 22102-4215, Attn. Lawrence E. Rifken.

                  This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.

                                             Respectfully submitted,

                                             ________________________________
                                             (Name of Claimholder)

                                         By: ________________________________
                                             Name: __________________________
                                             Title: _________________________

                                    Address: ________________________________
                                             ________________________________
                                             ________________________________
                                 Telephone:  ________________________________
                                  Facsimile: ________________________________


Date: _______________

                                  Exhibit 1B
                                  ----------

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF VIRGINIA
                              ALEXANDRIA DIVISION

In re:                              )
                                    )        Case No. 02-83984-SSM
                                    )        Jointly Administered
US AIRWAYS GROUP, INC., et al.,     )        Chapter 11
                                    )        Hon. Stephen S. Mitchell
                  Debtors.          )


              NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE
                        ACCUMULATE AN EQUITY INTEREST
                        -----------------------------

         PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate one or more shares of the common stock (the "Common Stock") of U.S. Airways Group, Inc. ("Group") or an option with respect thereto (the "Proposed Transfer").

         PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Equityholder(1) with the Court and served copies thereof on the Debtors and the Debtors' counsel.

         PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns _______________ shares of Common Stock of Group.






____________________

(1) For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity that beneficially owns at least 3,000,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of Group; (B) "beneficial ownership" of equity securities shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

         PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire or otherwise accumulate _______________ shares of Common Stock or an option with respect to _______________ shares of Common Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own _______________ shares of Common Stock after the transfer.

         PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Acquirer] is ________________.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

         PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the United States Bankruptcy Court for the Eastern District of Virginia (the "Court"), 200 S. Washington St., Alexandria, VA 22314, and (B) served upon (i) the Debtors, US Airways Group, Inc., Crystal Park Four, 2345 Crystal Drive, Arlington, Virginia 22227, Attn. Howard Wu, (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Debtors, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Attn. John K. Lyons and Chris L. Dickerson, and (iii) McGuireWoods LLP, 1750 Tysons Boulevard, Suite 1800, McLean, Virginia 22102-4215, Attn. Lawrence E. Rifken.

         PLEASE TAKE FURTHER NOTICE that the Debtors have ten (10) business days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such ten (10) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

         The undersigned Prospective Acquirer understands that any further transactions that may result in [Name of Prospective Acquirer] purchasing, acquiring or otherwise accumulating additional shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice


                                              Respectfully submitted,


                                              ________________________________
                                              (Name of Prospective Acquirer)

                                          By: ________________________________
                                              Name: __________________________
                                              Title: __________________________

                                     Address: ________________________________
                                              ________________________________
                                              ________________________________
                                  Telephone:  ________________________________
                                   Facsimile: ________________________________

Date: _______________

                                  Exhibit 2B
                                  ----------

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF VIRGINIA
                              ALEXANDRIA DIVISION

In re:                             )
                                   )        Case No. 02-83984-SSM
                                   )        Jointly Administered
US AIRWAYS GROUP, INC., et al.,    )        Chapter 11
                                   )        Hon. Stephen S. Mitchell
                  Debtors.         )



              NOTICE OF INTENT TO PURCHASE, ACQUIRE OR OTHERWISE
                              ACCUMULATE A CLAIM
                              ------------------


                  PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire or otherwise accumulate a claim or claim(s) against the Debtors(1) (the "Proposed Transfer").



___________________

(1) The Debtors are the following entities: US Airways Group, Inc., US Airways, Inc.. Allegheny Airlines, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc., MidAtlantic Airways, Inc., US Airways Leasing and Sales, Inc., and Material Services, Inc.

         PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Claimholder(2) with the Court and served copies thereof on the Debtors and the Debtors' counsel.

         PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns claims against the Debtors in the aggregate principal amount of $ _______________.

         PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire or otherwise accumulate claims against [Name of Debtor issuer] in the aggregate principal amount of $_______________. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own claims against the Debtors in the aggregate principal amount of $_______________ after the transfer.

         PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Acquirer] is ________________.


___________________

(2) For purposes of this Notice: (A) a "Substantial Claimholder" is any individual or entity that beneficially owns (i) an aggregate principal amount of claims against the Debtors equal to or exceeding $100,000,000, or (ii) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $100,000,000 or more, in the aggregate, are or will become due; provided that, solely for purposes of the Order, (x) all debt instruments issued in a non-leveraged lease structure and all equipment trust certificates ("ETCs") and/or enhanced equipment trust certificates ("EETCs") in a non-leveraged lease structure shall be treated as claims against the Debtors; (y) all debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure and all ETCs and/or EETCs in a leveraged lease structure shall be treated as claims against the Debtors if and when
         (1) the underlying lease has been rejected or there are otherwise overdue lease payments for which there is a claim thereto and (2) the holder, or the indenture trustee acting on behalf of such holder, as the case may be, of such debt instruments, ETCs and/or EETCs has acquired, pursuant to a foreclosure, a voluntary or involuntary transfer, or any other acquisition, such claim from the equity participant or the lessor (provided, however, that the initial grant, or subsequent transfer, of a security interest in such claim shall not be treated as a foreclosure, voluntary or involuntary transfer, or any other acquisition for purposes of the preceding clause
         (y)(2)); and (z) any debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure not described in clause (y) immediately above and any ETCs and/or EETCs in a leveraged lease structure not described in clause (y) immediately above shall not be treated as claims against the Debtors; (B) "beneficial ownership" of claims shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims which such holder has an option to acquire; and
         (C) an "option" to acquire claims includes any contingent purchase, put, contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

         PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the United States Bankruptcy Court for the Eastern District of Virginia (the "Court"), 200 S. Washington St., Alexandria, VA 22314, and (B) served upon (i) the Debtors, US Airways Group, Inc., Crystal Park Four, 2345 Crystal Drive, Arlington, Virginia 22227, Attn. Howard Wu, (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Debtors, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Attn. John K. Lyons and Chris L. Dickerson, and (iii) McGuireWoods LLP, 1750 Tysons Boulevard, Suite 1800, McLean, Virginia 22102-4215, Attn. Lawrence E. Rifken.

         PLEASE TAKE FURTHER NOTICE that the Debtors have ten (10) business days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such ten (10) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

         The Prospective Acquirer understands that any further transactions that may result in [Name of Prospective Acquirer] purchasing, acquiring or otherwise accumulating additional claims against the Debtors will each require an additional notice filed with the Court to be served in the same manner as this Notice.

         This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.


                                              Respectfully submitted,

                                              ________________________________
                                              (Name of Prospective Acquirer)

                                          By: ________________________________
                                              Name: __________________________
                                              Title: _________________________

                                     Address: ________________________________
                                              ________________________________
                                              ________________________________
                                  Telephone:  ________________________________
                                   Facsimile: ________________________________

Date: _______________

                                Exhibit 1C
                                ----------

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF VIRGINIA
                              ALEXANDRIA DIVISION

In re:                              )
                                    )        Case No. 02-83984-SSM
                                    )        Jointly Administered
US AIRWAYS GROUP, INC., et al.,     )        Chapter 11
                                    )        Hon. Stephen S. Mitchell
                  Debtors.          )


                 NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE
                          TRANSFER AN EQUITY INTEREST
                          ---------------------------

         PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade or otherwise transfer one or more shares of the common stock (the "Common Stock") of U.S. Airways Group, Inc. ("Group") or an option with respect thereto (the "Proposed Transfer").

         PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Equityholder(1) with the Court and served copies thereof on the Debtors and the Debtors' counsel.

         PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Seller] currently beneficially owns _______________ shares of Common Stock of Group.



___________________

(1) For Purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity that beneficially owns at least 3,000,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of Group; (B) "beneficial ownership" of equity securities shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

         PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade or otherwise transfer _______________ shares of Common Stock or an option with respect to
_______________ shares of Common Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Seller] will beneficially own _______________ shares of Common Stock after the transfer.

         PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Seller] is ________________.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

         PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the United States Bankruptcy Court for the Eastern District of Virginia (the "Court"), 200 S. Washington St., Alexandria, VA 22314, and (B) served upon (i) the Debtors, US Airways Group, Inc., Crystal Park Four, 2345 Crystal Drive, Arlington, Virginia 22227, Attn. Howard Wu, (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Debtors, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Attn. John K. Lyons and Chris L. Dickerson, and (iii) McGuireWoods LLP, 1750 Tysons Boulevard, Suite 1800, McLean, Virginia 22102-4215, Attn. Lawrence E. Rifken.

         PLEASE TAKE FURTHER NOTICE that the Debtors have ten (10) business days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such ten (10) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

         The Prospective Seller understands that any further transactions that may result in [Name of Prospective Seller] selling, trading or otherwise transferring shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice


                                          Respectfully submitted,


                                          ________________________________
                                          (Name of Prospective Seller)

                                      By: ________________________________
                                          Name: __________________________
                                          Title: _________________________

                                 Address: ________________________________
                                          ________________________________
                                          ________________________________
                              Telephone:  ________________________________
                               Facsimile: ________________________________

Date: _______________

                                  Exhibit 2C
                                  ----------

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF VIRGINIA
                              ALEXANDRIA DIVISION

In re:                              )
                                    )        Case No. 02-83984-SSM
                                    )        Jointly Administered
US AIRWAYS GROUP, INC., et al.,     )        Chapter 11
                                    )        Hon. Stephen S. Mitchell
                  Debtors.          )


                 NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE
                               TRANSFER A CLAIM
                               ----------------

         PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade or otherwise transfer a claim or claim(s) against the Debtors(1) (the "Proposed Transfer").


________________________

(1) The Debtors are the following entities: US Airways Group, Inc., US Airways, Inc.. Allegheny Airlines, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc., MidAtlantic Airways, Inc., US Airways Leasing and Sales, Inc., and Material Services, Inc.

         PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Claimholder(2) with the Court and served copies thereof on the Debtors and the Debtors' counsel.

         PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Seller] currently beneficially owns claims against the Debtors in the aggregate principal amount of $ _______________.

         PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade or otherwise transfer claims against [Name of Debtor issuer] in the aggregate principal amount of $_______________. If the Proposed Transfer is permitted to occur, [Name of Prospective Seller] will beneficially own claims against the Debtors in the aggregate principal amount of $_______________ after the transfer.


____________________

(2) For purposes of this Notice: (A) a "Substantial Claimholder" is any individual or entity that beneficially owns (i) an aggregate principal amount of claims against the Debtors equal to or exceeding $100,000,000, or (ii) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $100,000,000 or more, in the aggregate, are or will become due; provided that, solely for purposes of the Order, (x) all debt instruments issued in a non-leveraged lease structure and all equipment trust certificates ("ETCs") and/or enhanced equipment trust certificates ("EETCs") in a non-leveraged lease structure shall be treated as claims against the Debtors; (y) all debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure and all ETCs and/or EETCs in a leveraged lease structure shall be treated as claims against the Debtors if and when
         (1) the underlying lease has been rejected or there are otherwise overdue lease payments for which there is a claim thereto and (2) the holder, or the indenture trustee acting on behalf of such holder, as the case may be, of such debt instruments, ETCs and/or EETCs has acquired, pursuant to a foreclosure, a voluntary or involuntary transfer, or any other acquisition, such claim from the equity participant or the lessor (provided, however, that the initial grant, or subsequent transfer, of a security interest in such claim shall not be treated as a foreclosure, voluntary or involuntary transfer, or any other acquisition for purposes of the preceding clause
         (y)(2)); and (z) any debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure not described in clause (y) immediately above and any ETCs and/or EETCs in a leveraged lease structure not described in clause (y) immediately above shall not be treated as claims against the Debtors; (B) "beneficial ownership" of claims shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims which such holder has an option to acquire; and
         (C) an "option" to acquire claims includes any contingent purchase, put, contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

         PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Seller] is ________________.

         PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct and complete.

         PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Establishing Notice And Hearing Procedures For Trading In Claims And Equity Securities, this Notice is being (A) filed with the United States Bankruptcy Court for the Eastern District of Virginia (the "Court"), 200 S. Washington St., Alexandria, VA 22314, and (B) served upon (i) the Debtors, US Airways Group, Inc., Crystal Park Four, 2345 Crystal Drive, Arlington, Virginia 22227, Attn. Howard Wu, (ii) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Debtors, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Attn. John K. Lyons and Chris L. Dickerson, and (iii) McGuireWoods LLP, 1750 Tysons Boulevard, Suite 1800, McLean, Virginia 22102-4215, Attn. Lawrence E. Rifken.

         PLEASE TAKE FURTHER NOTICE that the Debtors have ten (10) business days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such ten (10) day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

         The Prospective Seller understands that any further transactions that may result in [Name of Prospective Seller] selling, trading or otherwise transferring claims against the Debtors will each require an additional notice filed with the Court to be served in the same manner as this Notice.

         This Notice is given in addition to, and not as a substitute for, any requisite notice under Rule 3001(e) of the Federal Rules of Bankruptcy Procedure.


                                              Respectfully submitted,

                                              ________________________________
                                              (Name of Prospective Seller)

                                          By: ________________________________
                                              Name: __________________________
                                              Title: _________________________

                                     Address: ________________________________
                                              ________________________________
                                              ________________________________
                                  Telephone:  ________________________________
                                   Facsimile: ________________________________

Date: _______________

                                   Exhibit 3
                                   ---------

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE EASTERN DISTRICT OF VIRGINIA
                              ALEXANDRIA DIVISION

In re:                             )
                                   )        Case No. 02-83984-SSM
                                   )        Jointly Administered
US AIRWAYS GROUP, INC., et al.,    )        Chapter 11
                                   )        Hon. Stephen S. Mitchell
                  Debtors.         )


               NOTICE OF (A) NOTIFICATION PROCEDURES APPLICABLE
            TO SUBSTANTIAL HOLDERS OF CLAIMS AND EQUITY SECURITIES
                       AND (B) NOTIFICATION AND HEARING
                     PROCEDURES FOR TRADING IN CLAIMS AND
                               EQUITY SECURITIES
                               -----------------


TO ALL PERSONS OR ENTITIES WITH CLAIMS(1) AGAINST OR EQUITY INTERESTS IN THE DEBTORS(2):

         PLEASE TAKE NOTICE that on August 11, 2002 ("Petition Date"), U.S. Airways Group, Inc. ("Group") and seven of its subsidiaries and affiliates (the "Affiliate Debtors," together with Group, the "Debtors"), commenced cases under chapter 11 of title 11 of the United States Code (as amended, the "Bankruptcy Code").

________________

(1) References to "claims" herein are made in accordance with the definition of "claim" in section 101(5) of the Bankruptcy Code and includes a lessor's right to any current or future payment under or arising out of any lease with respect to which the Debtor or one or more of its Debtor Affiliates is a lessee.

(2) The Debtors are the following entities: US Airways Group, Inc., US Airways, Inc.. Allegheny Airlines, Inc., PSA Airlines, Inc., Piedmont Airlines, Inc., MidAtlantic Airways, Inc., US Airways Leasing and Sales, Inc., and Material Services, Inc.

         PLEASE TAKE FURTHER NOTICE THAT on August 12, 2002, the United States Bankruptcy Court for the Eastern District of Virginia, Alexandria Division (the "Bankruptcy Court") entered an interim order, and on September 29, 2002, an amended and final order approving the procedures set forth below in order to preserve the Debtor's net operating losses ("NOLs"). Any sale or other transfer of claims against or equity securities in the Debtors in violation of the procedures set forth below shall be null and void and shall confer no rights on the transferee unless the debtors' cases are hereafter dismissed or converted to chapter 7.

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES OF GROUP:

            (a) Any person(3) or entity who currently is or becomes a Substantial Equityholder (as defined in paragraph (e) below) must file with the Court, and serve upon the Debtors and counsel to the Debtors, a notice of such status ("Notice of Status as a Substantial Equityholder") on or before the later of (A) forty (40) days after the effective date of notice of the Order or (B) ten (10) days after becoming a Substantial Equityholder.

            (b) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined below) which would result in an increase in the amount of common stock of Group beneficially owned by a Substantial Equityholder or would result in a person or entity becoming a Substantial Equityholder, such Substantial Equityholder must file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice ("Notice of Intent to Purchase, Acquire or Otherwise Accumulate"), of the intended transfer of equity securities.



___________________

(3) References to "person" herein are made in accordance with the definition of "person" in section 101(41) of the Bankruptcy Code.

            (c) Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined below) which would result in an decrease in the amount of common stock of Group beneficially owned by a Substantial Equityholder or would result in a person or entity ceasing to be a Substantial Equityholder, such Substantial Equityholder must file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice ("Notice of Intent to Sell, Trade or Otherwise Transfer")(4), of the intended transfer of equity securities.

            (d) The Debtors will have ten (10) business days after receipt of a Notice of Proposed Transfer to file with the Court and serve on such Substantial Equityholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their NOLs. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors file an objection, such transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such ten (10) day period, such transfer may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein with an additional ten (10) day waiting period.

            (e) For purposes of this Notice: (A) a "Substantial Equityholder" is any person or entity that beneficially owns at least 3,000,000 shares (representing approximately 4.5% of all issued and outstanding shares) of the common stock of Group; (B) "beneficial ownership" of equity securities shall be determined in accordance with applicable rules under section 382 of the Internal Revenue Code ("IRC") and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire; and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

_____________________

(4) A Notice of Intent to Sell, Trade or Otherwise Transfer, together with a Notice of Intent to Purchase, Acquire or Accumulate, is hereinafter collectively referred to as a "Notice of Proposed Transfer."

         PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in CLAIMS AGAINST ANY OF THE DEBTORS:

            (a) Any person(5) or entity who currently is or becomes a Substantial Claimholder (as defined in paragraph (c) below) must file with the Court, and serve upon the Debtors and counsel to the Debtors, a notice of such status ("Notice of Status as a Substantial Claimholder") on or before the later of (A) forty (40) days after the effective date of the Order or (B) ten
(10) days after becoming a Substantial Claimholder.

            (b) Prior to effectuating any transfer of claims which would result in an increase in the amount of aggregate principal claims beneficially owned by a Substantial Claimholder or would result in a person or entity becoming a Substantial Claimholder, such Substantial Claimholder must file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice ("Notice of Intent to Purchase, Acquire or Otherwise Accumulate"), of the intended transfer of claims, regardless of whether such transfer would be subject to the filing, notice and hearing requirements of Bankruptcy Rule 3001; provided, however, that any Substantial Claimholder shall not be required to notify the Court, or serve on Debtors or counsel to Debtors advance written notice in accordance with this subsection, with respect to (i) any increase of aggregate claims occasioned by the purchase by such Substantial Claimholder of a debt instrument issued by an obligor (other than any of the Debtors) in a leveraged lease transaction involving the lease of aircraft to the Debtors ("leveraged lease structure"), provided that the acquiror of such debt instrument is the sole equity participant in such leveraged lease structure and (ii) any transfer by the sole equity participant of such a debt instrument or of an equity participation interest in a leveraged lease structure to a person related to the sole equity participant within the meaning of Treasury Regulation ss. 1.382-9(d)(5)(ii)(A), provided such related person acquisition is not for a principal purpose of benefitting from the losses of the Debtors within the meaning of Treasury Regulation ss. 1.382-9(d)(5)(iii).



_________________

(5) References to "person" herein are made in accordance with the definition of "person" in section 101(41) of the Bankruptcy Code.

            (c) Prior to effectuating any transfer of claims which would result in an decrease in the amount of aggregate principal claims beneficially owned by a Substantial Claimholder or would result in a person or entity ceasing to be a Substantial Claimholder, such Substantial Claimholder must file with the Court, and serve on the Debtors and counsel to the Debtors, advance written notice ("Notice of Intent to Sell, Trade or Otherwise Transfer")(6), of the intended transfer of claims, regardless of whether such transfer would be subject to the filing, notice and hearing requirements of Bankruptcy Rule 3001; provided, however, that any Substantial Claimholder shall not be required to notify the Court, or serve on Debtors or counsel to Debtors advance written notice in accordance with this subsection, with respect to (i) any decrease of aggregate claims occasioned by the sale of any debt instrument issued by an obligor (other than any of the Debtors) in a leveraged lease structure, provided that the acquiror of such debt instrument is the sole equity participant in such leveraged lease structure and (ii) any transfer by the sole equity participant of such a debt instrument or of an equity participation interest in a leveraged lease structure to a person related to the sole equity participant within the meaning of Treasury Regulation ss. 1.382-9(d)(5)(ii)(A), provided such related person acquisition is not for a principal purpose of benefitting from the losses of the Debtors within the meaning of Treasury Regulation ss. 1.382-9(d)(5)(iii).

            (d) The Debtors will have ten (10) business days after receipt of a Notice of Proposed Transfer to file with the Court and serve on such Substantial Claimholder an objection to any proposed transfer of claims described in a Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their NOLs. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors file an objection, such transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such ten (10) day period, such transfer may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein with an additional ten (10) day waiting period.


___________________

(6) A Notice of Intent to Sell, Trade or Otherwise Transfer, together with a Notice of Intent to Purchase, Acquire or Accumulate, is hereinafter collectively referred to as a "Notice of Proposed Transfer."

            (e) For purposes of this Notice: (A) a "Substantial Claimholder" is any individual or entity that beneficially owns (i) an aggregate principal amount of claims against the Debtors equal to or exceeding $100,000,000, or
(ii) a lease or leases under which one or more of the Debtors are lessees and pursuant to which payments of $100,000,000 or more, in the aggregate, are or will become due; provided that, solely for purposes of the Order, (x) all debt instruments issued in a non-leveraged lease structure and all equipment trust certificates ("ETCs") and/or enhanced equipment trust certificates ("EETCs") in a non-leveraged lease structure shall be treated as claims against the Debtors; (y) all debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure and all ETCs and/or EETCs in a leveraged lease structure shall be treated as claims against the Debtors if and when (1) the underlying lease has been rejected or there are otherwise overdue lease payments for which there is a claim thereto and (2) the holder, or the indenture trustee acting on behalf of such holder, as the case may be, of such debt instruments, ETCs and/or EETCs has acquired, pursuant to a foreclosure, a voluntary or involuntary transfer, or any other acquisition, such claim from the equity participant or the lessor (provided, however, that the initial grant, or subsequent transfer, of a security interest in such claim shall not be treated as a foreclosure, voluntary or involuntary transfer, or any other acquisition for purposes of the preceding clause
(y)(2)); and (z) any debt instruments issued by an obligor (other than any of the Debtors) in a leveraged lease structure not described in clause (y) immediately above and any ETCs and/or EETCs in a leveraged lease structure not described in clause (y) immediately above shall not be treated as claims against the Debtors; (B) "beneficial ownership" of claims shall be determined in accordance with applicable rules under section 382 of the IRC and, thus, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all claims owned or acquired by its subsidiaries), ownership by family members and any group of persons acting pursuant to a formal or informal understanding to make a coordinated acquisition of claims, and ownership of claims which such holder has an option to acquire; and (C) an "option" to acquire claims includes any contingent purchase, put, contract to acquire a claim(s) or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

            (f) If a holder of ETCs and/or EETCs is uncertain as to whether they are a holder of ETCs and/or EETCs in a non-leveraged lease structure or a leveraged lease structure, such holder may notify the Debtors of their uncertainty along with a description of such holder's ETCs and/or EETCs to which they are uncertain, and within two (2) business days of receipt of such notice the Debtors will inform such holder as to whether the ETCs and/or EETCs are in a non-leveraged lease structure or a leveraged lease structure.

            PLEASE TAKE FURTHER NOTICE that, upon the request of any person, Skadden Arps, counsel to the Debtors, 333 West Wacker Drive, Suite 2100, Chicago, Illinois 60606-1285, Attn. John K. Lyons and Chris L. Dickerson, will provide a form of each of the required notices described above.

            ANY PROHIBITED PURCHASE, SALE, TRADE OR OTHER TRANSFER OF CLAIMS AGAINST OR EQUITY SECURITIES IN THE DEBTORS IN VIOLATION OF THE ORDER WILL BE NULL AND VOID AND MAY RESULT IN THE IMPOSITION OF SANCTIONS BY THE BANKRUPTCY COURT.

            PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Rule 3001(e) of the Federal Rules of Bankruptcy Procedure and applicable securities, corporate and other laws, and do not excuse compliance therewith.


Dated:   [_______], 2002


                                   US Airways Group, Inc.,
                                   Crystal Park Four
                                   2345 Crystal Drive
                                   Arlington, Virginia 22227
                                   Attn. Howard Wu

                                   Skadden, Arps, Slate, Meagher & Flom LLP
                                   333 West Wacker Drive, Suite 2100
                                   Chicago, Illinois 60606-1285
                                   John K. Lyons
                                   Chris L. Dickerson

                                   McGuireWoods LLP
                                   1750 Tysons Boulevard, Suite 1800
                                   McLean, Virginia 22102-4215
                                   Lawrence E. Rifken